                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported)        JUNE 9, 2000
                                                --------------------------------


                             THE TODD-AO CORPORATION
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             (Exact name of registrant as specified in its charter)


          DELAWARE                    0-1461                    13-1679856
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(State or other jurisdiction       (Commission              (IRS Employer
     of incorporation)              File Number)             Identification No.)


              900 NORTH SEWARD STREET, HOLLYWOOD, CALIFORNIA 90038
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               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (323) 962-4000
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                                 NOT APPLICABLE
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          (Former name or former address, if changed from last report)


Exhibit index located on page 2

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                             THE TODD-AO CORPORATION

                                    FORM 8-K

                                  June 9, 2000


                           ---------------------------

                                TABLE OF CONTENTS


Item 5.           OTHER EVENTS.                                           Page 2
Item 7.           FINANCIAL STATEMENTS AND EXHIBITS.                      Page 2


                                       1

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Item 5.           OTHER EVENTS

                  Liberty Media Group (NYSE:LMG.A, LMG.B) and The Todd-AO Corporation (NMS:TODDA) announced today that they are in discussions with privately-held SounDelux Entertainment Group, Inc. (SounDelux), regarding a transaction that would supersede Liberty Media's previously announced acquisition of a controlling interest in SounDelux. The press release announcing these negotiations is attached hereto as an exhibit.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (c) The following exhibits are filed with this Current Report on Form 8-K:

                  EXHIBIT NO.       EXHIBIT
                      1             Press Release dated June 9, 2000 in which
                                    Todd-AO and Liberty Media Group announce
                                    changes in transaction with SounDelux.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized


                                    THE TODD-AO CORPORATION
                             ----------------------------------------
                                          (Registrant)



                                       /s/ SILAS R. CROSS
                             ----------------------------------------
                                         Silas R. Cross
                                    Vice President/Treasurer


     JUNE 9, 2000
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         Date